UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                          -----------------------------

                                    FORM 8-K
                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                 Date of Report:

                        (Date of earliest event reported)

                               SEPTEMBER 28, 2007

                          ----------------------------


                            PEOPLE'S LIBERATION, INC.
               (Exact name of registrant as specified in charter)

                                    DELAWARE
         (State or other Jurisdiction of Incorporation or Organization)


       000-16075                                           86-0449546
(Commission File Number)                       (IRS Employer Identification No.)

                        150 WEST JEFFERSON BOULEVARD, LOS
                                ANGELES, CA 90007
                         (Address of Principal Executive
                              Offices and zip code)

                                 (213) 745-2123
                             (Registrant's telephone
                          number, including area code)


                            PEOPLE'S LIBERATION, INC.
                          150 WEST JEFFERSON BOULEVARD
                              LOS ANGELES, CA 90007
          (Former Name or Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

ITEM 3.02 UNREGISTERED SALES OF EQUITY SECURITIES

         On September 28, 2007, we sold an aggregate of 900,000 shares of our common stock, par value $0.001 per share (the "Shares"), at $0.50 per share (the "Purchase Price") for gross proceeds of $450,000 to various investors (the "Investors") pursuant to the terms of subscription agreements entered into with each Investor on that same date (the "Subscription Agreements"). We intend to use the net proceeds received in the offering for general working capital purposes. Immediately following the sale of the Shares, we had 35,842,563 shares of common stock issued and outstanding.

         Pursuant to the terms of a certain registration rights agreement entered into with each Investor (the "Registration Rights Agreement"), we agreed to provide the Investors certain registration rights with respect to the Shares under the Securities Act of 1933, as amended (the "Securities Act"). The Registration Rights Agreement provides that we shall file a registration statement with the Securities and Exchange Commission to register the resale of the Shares by the Investors and use commercially reasonable efforts to cause such registration statement to become and remain effective at least for a period ending with the first to occur of (i) the sale of the shares covered by the registration statement and (ii) the availability under Rule 144 for the Investors to resell without restriction all of the shares covered by the registration statement.

         The offer and sale of the Shares to the Investors pursuant to the Subscription Agreements is exempt from registration under the Securities Act pursuant to Section 4(2) thereof and Rule 506 of Regulation D as promulgated by the Securities and Exchange Commission under the Securities Act, as the Shares were sold to accredited investors, without a view to distribution and were not sold through any general solicitation or advertisement. The Shares may not be offered or sold in the United States unless they are registered under the Securities Act, or an exemption from the registration requirements of the Securities Act is available. No registration statement covering these securities has been filed with the Commission or with any state securities commission in respect of the transactions contemplated by the Subscription Agreements.


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


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, People's Liberation, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    PEOPLE'S LIBERATION, INC.


Date:  October 4, 2007              By:   /s/ Darryn Barber
                                          --------------------------------------
                                          Darryn Barber, Chief Financial Officer


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